                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of G. Kent Cleaver and Barbara Zipperian, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Avenue Financial Holdings,
            Inc. (the "Company"), Forms 3, 4, and 5 in accordance with Section
            16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
            Form 3, 4, or 5 and timely file such form with the United States
            Securities and Exchange Commission and any stock exchange or similar authority; and

        (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney in fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

        This Power of Attorney shall remin in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                           [Signatures on Following Page]

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2015.

                                        /s/ Stephen Fowler Moore
                                        ---------------------------------------
                                                      Signature

                                        Stephen Fowler Moore
                                        ---------------------------------------
                                                      Print Name

STATE OF TENNESSEE       )
COUNTY OF WILLIAMSON     )

        Personally appeared before me, Andrew Ryan Hubbard, the undersigned, a
Notary Public in and for said County and State, the within named Stephen Fowler
Moore, the bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged that he/she executed the within instrument for the purposes therein contained.

        WITNESS my hand and seal at office in Franklin, Tennessee, on this the
27th day of January, 2015.

                                        /s/ Andrew Ryan Hubbard
                                        ---------------------------------------
                                        Notary Public
                                        My Commission Expires:  12/16/2016